SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  January 23, 2003

ARIBA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26299	77-0439730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

807 11th Ave.
Sunnyvale, CA 94089
(650) 390-1000
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On January 23, 2003, Ariba, Inc. issued a press release reporting its earnings results for the first quarter of fiscal year 2003. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference in its entirety.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    Exhibits.

Exhibit No.	Description
99.1	Press release, dated January 23, 2003, announcing the Company’s earnings results for the first quarter of fiscal year 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIBA, INC.

DATE: January 24, 2003	By:	/s/ JAMES W. FRANKOLA
James W. Frankola Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release, dated January 23, 2003, announcing the company’s earnings results for the first quarter of fiscal year 2003.